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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 1, 2003

                           DUTCHFORK BANCSHARES, INC.
                           --------------------------
             (Exact name of Registrant as specified in its Charter)

     Delaware                       0-30483                 57-1094236
-------------------                 -------                 ----------
(State or other               (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



1735 Wilson Road, Newberry, South Carolina                  29108
------------------------------------------                  -----
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (803) 321-3200



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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1Press Release Dated August 1, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
          ----------------------------------------------

     On August 1, 2003, DutchFork Bancshares, Inc. announced its financial results for the quarter ended June 30, 2003. The press release announcing financial results for the quarter ended June 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       DUTCHFORK BANCSHARES, INC.




Date: August 1, 2003                   By: /s/ J. Thomas Johnson
                                           -------------------------------------
                                           J. Thomas Johnson
                                           President and Chief Executive Officer


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EXHIBIT 99.1      PRESS RELEASE